Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

26.	Subsequent events
During the year ended December 31, 2021, the Group acquired certain preferred shares of an investee which was accounted for as an available-for-sale debt investment as of December 31, 2021 (Note 10). Pursuant to a share purchase agreement entered into in January 2022 between the Group and some other investees
of the Debt Investment, the Group would acquire additional preferred shares of the investee at a cash consideration of RMB96 million. The transaction was completed in February 2022. As the Group did not invest in the in-substance common stock of nor exercise control over the Debt Investment as a result of making the additional investment, the Group continued to account for its investment in the preferred shares of the Debt Investment as an available-for-sale debt investment with any changes in fair value recognized in other comprehensive income upon completion of the transaction. As of the date of issuance of these consolidated financial statements, the Group was still in the process of finalizing the valuation of the Group’s additional investment in these preferred shares but based on the preliminary valuation results, an unrealized gain of approximately RMB100 million would need to be recognized in other comprehensive income upon completion of the transaction.